EXHIBIT 10.30

SERVICE AGREEMENT

THIS AGREEMENT is entered into on April 26, 2010 (‘Effective Date”) by and between

Medgenics, Inc., which is located at Teradion Business Park, P.O. Box 14, Misgav 20179 Israel (hereinafter “Company”),   and

Roei-Zohar Liad, which is located at 60 Hameri Street Givatayim 53331, Israel ________________________, (hereinafter “RL”).

WHEREAS, Company and RL wish to enter into a contract and agreement whereby RL will render certain work and services to and for the benefit of Company.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Company and RL do hereby contract, covenant and agree as follows in connection therewith:

1. Services. RL agrees to render and provide work, services, labor and/or materials in accordance with the specifications contained in Exhibit A, attached hereto and incorporated herein by reference, provided that the compensation terms herein shall apply to cash or other consideration received by the Company that in aggregate shall not exceed $10 million. It is additionally noted that the parties hereby agree to work together to conclude terms in an expeditious manner regarding investments, strategic partnering or other agreements whose aggregate cash or consideration to the Company is larger than $10 million.

2. Compensation. Company agrees to compensate RL for the Services performed as described in detail in Exhibit C.

3. Term. RL and Company agree that this contract represents an “at will” engagement and may be terminated by either party in writing upon 30 days notice, or will automatically terminate 12 months from the Effective Date. RL agrees to promptly provide to Company all completed work and other materials rendered as of the date of termination.

4. Limitation of Liability. RL does not warrant or represent that its services will be successful or result in any material benefit to Company. Company acknowledges that no such warranty exists. In no event shall either party be liable to the other party for any indirect, incidental, special, exemplary or consequential damages arising out of this Agreement. This Section shall survive termination of this Agreement.

5. Independent RL. RL is, and will continue to be an independent contractor and is not to be considered in any way subject to control by Company. RL is not, and is never to be, an agent or employee of Company and RL shall have no power or authority to pledge or attempt to pledge or bind or obligate the Company in any manner or for any purpose. RL’s relationship with Company will be that of an independent contractor and nothing in this Agreement should be construed to create a partnership, joint venture, or employer-employee relationship.   RL is not an agent of Company and is not authorized to make any representation, contract or commitment on behalf of Company.

6. Governing Law. This Agreement shall be governed by and shall be construed in accordance with the laws of the Israel. This Section shall survive termination of this Agreement.

7. Non-Circumvention. Company agrees not to use any information gathered from RL representatives, partners, customers, and channels or any other sources introduced by or referred by the same, in place of the other services as contemplated herein or in any manner which would preclude RL from receiving its commission for providing Services. For a period ending one year after termination of this Agreement, Company also agrees that it will not, by itself or on behalf of any other person, firm, partnership or corporation divert or take away or attempt to divert or take away, call on or solicit or attempt to solicit the business or patronage of any person or entity who is known to the Company to by an RL customer, channel, contact, referral, acquaintance, agent, employee, investor, partner, representative, or affiliate, including, but not limited to, those with whom Company become acquainted with as a result of Company’s relationship with RL. This Section shall survive termination of the Agreement.

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8. Assignment. Company agrees that the Warrants pursuant to the compensation sections in Exhibit C may be transferred by and between RL and its employees, affiliates, debt owners, share holders, subsidiaries or third parties, subject to compliance with any applicable securities laws.

This Agreement constitutes the entire agreement between the parties pertaining to its subject matter and it supersedes all prior or contemporaneous agreements, representations and understandings of the parties. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the party to be charged.

WITNESS THE SIGNATURES of the parties hereto on this 26 day of April, 2010.

/s/ Andrew Pearlman
Medgenics, Inc.	Roei-Zohar Liad

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EXHIBIT A: Services

1.
Introduction of the Company to potential investors (“Investor/s”). RL shall submit a list of proposed potential investors for prior approval by Medgenics, to be appended as EXHIBIT B, and only investors listed in so approved EXHIBIT B, as updated from time to time, shall be sent materials by or on behalf of RL, or shall invest in Medgenics under the terms of this Agreement. RL represents that it is aware that the sale of the securities has not been registered under the U.S. Securities Act of 1933 (as amended, the “Act”), and it is intended that the offer and sale of such Securities shall not be required to be registered under the Act by virtue of the exemption afforded by Section 4(2) thereof, including, without limitation, Regulation D. RL agrees that it shall only solicit or approach potential investors for the Company who have been pre-approved by the Company and who are non-U.S. persons. All of RL’s activities in connection with the Company shall occur outside the United States. RL agrees not to use any form of general solicitation, including, without limitation, through radio, television or internet, in connection with the Company. RL agrees and acknowledges that the Company has the right to accept or reject any potential investor and that only investors who are “accredited investors” (as such term is defined in Rule 501 promulgated under the Act) will be considered for acceptance and, accordingly, RL will only solicit or approach potential investors for the Company that RL reasonably believes are “accredited investors”. Each prospective purchaser of securities of the Company will be required to complete and execute all applicable documents. RL agrees to coordinate and cooperate with Company with respect to the distribution of all offering materials and the submission of subscription documents and investment funds.

2.	Assisting Company throughout the process of negotiation with Investors as requested by the Company.

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EXHIBIT B: Approved Investor Candidates

1.	TEVA PHARMACEUTICAL INDUSTRIES LTD
2.	Dr Ilan Cohen and associates; and/or Servotronix, LTD.
3.	Fachagentur Nachwachsende Rohstoffe (FNR) – Germany

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EXHIBIT C: Compensation

1.
Company will pay RL in cash 7% of the cash or cash equivalent consideration received from an Investor introduced to the Company by RL and listed on Exhibit B herein in return for the investment accepted by the Company. In addition, Company will allocate to RL warrants to purchase 7% of all shares that were received by Investor with an exercise price equal to 110% of the price per share paid by said Investor, and exercisable for five years. Said compensation will be paid or issued to RL promptly after receipt by the Company of said consideration received from the Investor. The same compensation described above will also be paid to RL for any future rounds, investment or loan, in which such an Investor participates, provided said participation occurs in either of the following cases:

a.	Said participation occurs within 12 months of the termination or expiration of this Agreement; or

b.	In the event that said Investor has participated before the termination or expiration of this Agreement, said further participation occurs within 18 months of the first participation.

2.	Investor means an entity listed in Exhibit B, or another entity that is controlling, controlled by or under common control with such Investor and following the listed Investor’s action

3.
In case that Company would like RL’s employee to join a meeting with a potential investor outside of Israel, Company will be responsible to cover all reasonable out of pocket expenses of the trip which shall be authorized in advance by Company up to an agreed maximum expense of $5,000.

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SERVICE AGREEMENT

THIS AGREEMENT is entered into on April 26, 2010 (‘Effective Date”) by and between

Medgenics, Inc., which is located at Teradion Business Park, P.O. Box 14, Misgav 20179 Israel (hereinafter “Company”),  and

Roei-Zohar Liad, which is located at 60 Hameri Street Givatayim 53331, Israel ____________________, (hereinafter “RL”).

WHEREAS, Company and RL wish to enter into a contract and agreement whereby RL will render certain work and services to and for the benefit of Company.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Company and RL do hereby contract, covenant and agree as follows in connection therewith:

1. Services. RL agrees to render and provide work, services, labor and/or materials in accordance with the specifications contained in Exhibit A, attached hereto and incorporated herein by reference, provided that the compensation terms herein shall apply to cash or other consideration received by the Company that in aggregate shall not exceed $10 million. It is additionally noted that the parties hereby agree to work together to conclude terms in an expeditious manner regarding investments, strategic partnering or other agreements whose aggregate cash or consideration to the Company is larger than $10 million.

2. Compensation. Company agrees to compensate RL for the Services performed as described in detail in Exhibit C.

3. Term. RL and Company agree that this contract represents an “at will” engagement and may be terminated by either party in writing upon 30 days notice, or will automatically terminate 12 months from the Effective Date. RL agrees to promptly provide to Company all completed work and other materials rendered as of the date of termination.

4. Limitation of Liability. RL does not warrant or represent that its services will be successful or result in any material benefit to Company. Company acknowledges that no such warranty exists. In no event shall either party be liable to the other party for any indirect, incidental, special, exemplary or consequential damages arising out of this Agreement. This Section shall survive termination of this Agreement.

5. Independent RL. RL is, and will continue to be an independent contractor and is not to be considered in any way subject to control by Company. RL is not, and is never to be, an agent or employee of Company and RL shall have no power or authority to pledge or attempt to pledge or bind or obligate the Company in any manner or for any purpose. RL’s relationship with Company will be that of an independent contractor and nothing in this Agreement should be construed to create a partnership, joint venture, or employer-employee relationship.   RL is not an agent of Company and is not authorized to make any representation, contract or commitment on behalf of Company.

6. Governing Law. This Agreement shall be governed by and shall be construed in accordance with the laws of the Israel. This Section shall survive termination of this Agreement.

7. Non-Circumvention. Company agrees not to use any information gathered from RL representatives, partners, customers, and channels or any other sources introduced by or referred by the same, in place of the other services as contemplated herein or in any manner which would preclude RL from receiving its commission for providing Services. For a period ending one year after termination of this Agreement, Company also agrees that it will not, by itself or on behalf of any other person, firm, partnership or corporation divert or take away or attempt to divert or take away, call on or solicit or attempt to solicit the business or patronage of any person or entity who is known to the Company to by an RL customer, channel, contact, referral, acquaintance, agent, employee, investor, partner, representative, or affiliate, including, but not limited to, those with whom Company become acquainted with as a result of Company’s relationship with RL. This Section shall survive termination of the Agreement.

8. Assignment. Company agrees that the Warrants pursuant to the compensation sections in Exhibit C may be transferred by and between RL and its employees, affiliates, debt owners, share holders, subsidiaries or third parties, subject to compliance with any applicable securities laws.

This Agreement constitutes the entire agreement between the parties pertaining to its subject matter and it supersedes all prior or contemporaneous agreements, representations and understandings of the parties. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the party to be charged.

WITNESS THE SIGNATURES of the parties hereto on this 26 day of April, 2010.

/s/ Andrew Pearlman	/s/ Roei-Zohar Liad
Medgenics, Inc.	Roei-Zohar Liad

EXHIBIT A: Services

1.
Introduction of the Company to potential investors (“Investor/s”). RL shall submit a list of proposed potential investors for prior approval by Medgenics, to be appended as EXHIBIT B, and only investors listed in so approved EXHIBIT B, as updated from time to time, shall be sent materials by or on behalf of RL, or shall invest in Medgenics under the terms of this Agreement. RL represents that it is aware that the sale of the securities has not been registered under the U.S. Securities Act of 1933 (as amended, the “Act”), and it is intended that the offer and sale of such Securities shall not be required to be registered under the Act by virtue of the exemption afforded by Section 4(2) thereof, including, without limitation, Regulation D. RL agrees that it shall only solicit or approach potential investors for the Company who have been pre-approved by the Company and who are non-U.S. persons. All of RL’s activities in connection with the Company shall occur outside the United States. RL agrees not to use any form of general solicitation, including, without limitation, through radio, television or internet, in connection with the Company. RL agrees and acknowledges that the Company has the right to accept or reject any potential investor and that only investors who are “accredited investors” (as such term is defined in Rule 501 promulgated under the Act) will be considered for acceptance and, accordingly, RL will only solicit or approach potential investors for the Company that RL reasonably believes are “accredited investors”. Each prospective purchaser of securities of the Company will be required to complete and execute all applicable documents. RL agrees to coordinate and cooperate with Company with respect to the distribution of all offering materials and the submission of subscription documents and investment funds.

2.	Assisting Company throughout the process of negotiation with Investors as requested by the Company.

EXHIBIT B: Approved Investor Candidates

1.	TEVA PHARMACEUTICAL INDUSTRIES LTD
2.	Dr Ilan Cohen and associates; and/or Servotronix, LTD.
3.	Fachagentur Nachwachsende Rohstoffe (FNR) – Germany

EXHIBIT C: Compensation

1.
Company will pay RL in cash 7% of the cash or cash equivalent consideration received from an Investor introduced to the Company by RL and listed on Exhibit B herein in return for the investment accepted by the Company. In addition, Company will allocate to RL warrants to purchase 7% of all shares that were received by Investor with an exercise price equal to 110% of the price per share paid by said Investor, and exercisable for five years. Said compensation will be paid or issued to RL promptly after receipt by the Company of said consideration received from the Investor. The same compensation described above will also be paid to RL for any future rounds, investment or loan, in which such an Investor participates, provided said participation occurs in either of the following cases:

a.	Said participation occurs within 12 months of the termination or expiration of this Agreement; or

b.	In the event that said Investor has participated before the termination or expiration of this Agreement, said further participation occurs within 18 months of the first participation.

2.	Investor means an entity listed in Exhibit B, or another entity that is controlling, controlled by or under common control with such Investor and following the listed Investor’s action

3.
In case that Company would like RL’s employee to join a meeting with a potential investor outside of Israel, Company will be responsible to cover all reasonable out of pocket expenses of the trip which shall be authorized in advance by Company up to an agreed maximum expense of $5,000.